UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

WORLD GOLD TRUST
SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC
685 Third Ave., Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniShares®	GLDM®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 12, 2023, WGC USA Asset Management Company, LLC, the sponsor of World Gold Trust and its series, SPDR® Gold MiniShares® Trust (the “Sponsor”), appointed James Lam to the Board of Directors and the Audit Committee of the Sponsor.

James Lam, age 62, has been President of James Lam & Associates, a risk management consulting firm serving global clients across all major industry sectors since April 2002. In a Euromoney survey, he was nominated by clients and peers as one of the world’s leading risk consultants. Previously, Mr. Lam served as Founder and President of ERisk, Partner of Oliver Wyman, and Chief Risk Officer of Fidelity Investments. In recognition for his leadership in the risk management community, Mr. Lam received the inaugural Risk Manager of the Year Award from the Global Association of Risk Professionals in 1997. Mr. Lam is currently serving as a board director of the FAIR Institute. His previous public and private board experience includes E*TRADE Financial, E*TRADE Bank, RiskLens, Recology, Covarity, and ERisk. Mr. Lam has served in board leadership roles including chairman of the board, vice chairman of the board, risk committee chairman, audit committee chairman, and compliance committee chairman. In recognition for his leadership in the corporate board community, Mr. Lam was named in the National Association of Corporate Directors (NACD) Directorship 100 in 2017 and 2018. Mr. Lam is the author of Enterprise Risk Management (Wiley, 2003; second edition, 2014), which has ranked #1 best-selling among 25,000 risk management titles on Amazon. The book has been translated into Chinese, Indonesian, Japanese, and Korean. His second book, Implementing Enterprise Risk Management, was published by Wiley in 2017. Mr. Lam graduated summa cum laude with a B.B.A. from Baruch College and received an M.B.A. with honors from UCLA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2023	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
		Name:	Joseph R. Cavatoni
		Title:	Principal Executive Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of WGC USA Asset Management Company, LLC.